EXHIBIT 32

HARLEYSVILLE NATIONAL CORPORATION
CERTIFICATION
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Harleysville National Corporation (the "Company") Quarterly Report on Form 10-Q for the period ending September 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Walter Daller, Jr., Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  To my knowledge the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ Walter E. Daller, Jr.
Walter E. Daller, Jr.
Chairman, President and Chief
Executive Officer
Harleysville National Corporation

Date: November 5, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Harleysville National Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

HARLEYSVILLE NATIONAL CORPORATION
CERTIFICATION
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Harleysville National Corporation (the "Company") Quarterly Report on Form 10-Q for the period ending September 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Michael B. High, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ Michael B. High
Michael B. High
Executive Vice President and
Chief Financial Officer
Harleysville National Corporation

Date: November 5, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Harleysville National Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.